UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

PULSE BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

PULSE BIOSCIENCES, INC.

2022 Annual Meeting
Vote by May 18, 2022
11:59 PM ET

PULSE BIOSCIENCES, INC.
3957 POINT EDEN WAY
HAYWARD, CA 94545

D75326-P68473

You invested in PULSE BIOSCIENCES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Vote Virtually at the Meeting*

May 19, 2022
8:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/PLSE2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Robert W. Duggan	For
1b. Mitchell E. Levinson	For
1c. Manmeet S. Soni	For
1d. Shelley Spray	For
1e. Darrin R. Uecker	For
1f. Richard A. van den Broek	For
1g. Mahkam Zanganeh, D.D.S.	For
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3. To approve, by non-binding advisory vote, the compensation of our named executive officers.	For
4. To vote, on an advisory basis, the frequency of future advisory stockholder votes to approve the compensation of our named executive officers.	3 Years

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

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